LORD ABBETT AFFILIATED FUND

Supplement dated July 6, 2023, to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

March 1, 2023, as supplemented

The following changes are effective July 7, 2023:

The following table replaces the table in the subsection under “Management–Portfolio Managers” on page 9 of the summary and statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Darnell C. Azeez, Managing Director and Portfolio Manager	2019
Ryan C. Howard, Portfolio Manager	2021

The following paragraph replaces the second paragraph under “Management and Organization of the Fund” beginning on page 23 of the statutory prospectus:

Portfolio Managers. Darnell C. Azeez, Managing Director and Portfolio Manager, heads the Fund’s team. Mr. Azeez joined Lord Abbett in 2002. An additional member of the Fund’s team is Ryan C. Howard, Portfolio Manager. Mr. Howard joined Lord Abbett in 2003. Messrs. Azeez and Howard are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading titled “Portfolio Manager Information–Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Darnell C. Azeez	6	5,987.47	0	0	0	0
Ryan C. Howard	2	353.35	1	3.39	1	13.37

The following rows replace the applicable rows of the corresponding table under the heading titled “Portfolio Manager Information–Holdings of Portfolio Managers” on page 7-1 of the SAI:

Ownership of Securities[1]	Aggregate Dollar Range of Securities
Darnell C. Azeez	$500,001-$1,000,000
Ryan C. Howard	$50,001-$100,000

1 Data as of December 31, 2022.

Please retain this document for your future reference.